SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

First Capital, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transactions applies: N/A
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
	(4)	Proposed maximum aggregate value of transaction: N/A
	(5)	Total fee paid: N/A

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIRST CAPITAL, INC.

220 Federal Drive, N.W.

Corydon, Indiana 47112

(812) 738-2198

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2014

As part of our efforts to cut unnecessary expenses and conserve the environment, First Capital, Inc. has elected to provide Internet access to the proxy statement for our 2014 annual meeting of shareholders and our 2013 annual report to shareholders, rather than mailing paper copies of the materials. This reduces postage and printing expenses and paper waste. The proxy statement and annual report are available at:

http://www.cfpproxy.com/4684

The annual meeting of shareholders will be held at First Harrison Bank’s main office, 220 Federal Drive, N.W., Corydon, Indiana, on Wednesday, May 21, 2014, at 12:00 noon, local time. The matters to be acted on are:

1.	The election of three directors to serve for a term of three years;

2.	The ratification of the selection of Monroe Shine & Co., Inc. as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	The approval of an advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement; and

4.	The transaction of such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

The Board of Directors of First Capital, Inc. recommends voting “FOR” each of the proposals set forth above. To vote, you must have been a shareholder at the close of business on March 28, 2014.

We have enclosed a proxy card that sets forth the proposals to be voted on at the annual meeting. You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice and the web address and/or toll-free phone number, both of which will be included on the proxy card. No other personal information will be required in order to vote online or by telephone. If you wish to vote by mail, simply cast your vote on the enclosed proxy card and sign, date and return it in the accompanying business reply envelope. If you wish to vote in person at the annual meeting, simply check the box on the proxy card indicating that you plan to attend the Annual Meeting. We ask that you cast your vote promptly. Thank you for your continued support!

This communication presents only an overview of the complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper copy of the proxy materials, you can request one at any time. There is no charge to you for requesting a copy. Please make your request for a copy of the documents by May 7, 2014 to ensure delivery before the shareholder meeting. To request a paper copy of these items, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

•	Call our toll-free number, (800) 951-2405; or

•	Visit our website at http://www.cfpproxy.com/4684; or

•	Send us an email at fulfillment@rtco.com and enter the Shareholder Control Number when prompted or, if you send us an email, enter it in the subject line.

Shareholder Control Number:

z	REVOCABLE PROXY FIRST CAPITAL, INC.	{

Annual Meeting Materials are available at:

http://www.cfpproxy.com/4684

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2014

Stockholders of record have three ways to vote:

1.	By Mail; or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

To Vote by Telephone:

Call 1-855-666-8585 Toll-Free on a Touch-Tone Phone anytime before 3 a.m., Eastern Time, May 21, 2014.

To Vote by Internet:

Go to https://www.rtcoproxy.com/fcap before 3 a.m., Eastern Time, May 21, 2014.

Please note that the last vote received, whether by telephone, Internet, or by mail, will be the vote counted.

Mark here if you no longer wish to receive paper annual meeting materials and instead view them online.	☐
Mark here if you plan to attend the meeting.	☐
Mark here for address change.	☐

Comments:

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

		For	With- hold	For All Except
1.	The election as directors of all nominees listed for a three-year term (except as marked to the contrary below).	☐	☐	☐

Nominees:

(01) William W. Harrod (02) Dennis L. Huber (03) Gerald L. Uhl

INSTRUCTION: To withhold your vote for any individual nominee, mark “FOR ALL EXCEPT” and write that nominee’s name in the space provided below.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

x

		For	Against	Abstain
2.	The ratification of the appointment of Monroe Shine & Co., Inc. as the independent registered public accounting firm for First Capital for the fiscal year ending December 31, 2014.	☐	☐	☐

		For	Against	Abstain
3.	The approval of an advisory vote on the compensation of First Capital’s named executive officers as disclosed in the proxy statement.	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED NOMINEES AND PROPOSALS SET FORTH ABOVE

If properly signed and dated, this revocable proxy will be voted as directed, but if no instructions are specified, this proxy will be voted “FOR” each of the listed nominees and proposals set forth above only if properly signed and dated. If any other business is presented at the Annual Meeting, including whether or not to adjourn the Annual Meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the Board of Directors to vote (1) with respect to the election of any person as Director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting.

The above signed acknowledges receipt from First Capital, before the execution of this proxy, of a Notice of Internet Availability of Proxy Materials and that the above signed has reviewed First Capital’s Proxy Statement for the Annual Meeting of Shareholders and Annual Report on Form 10-K.

y

FIRST CAPITAL, INC. — ANNUAL MEETING MAY 21, 2014

YOUR VOTE IS IMPORTANT!

Annual Meeting Materials are available online at:

http://www.cfpproxy.com/4684

You can vote in one of three ways:

1.	Call toll free 1-855-666-8585 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.rtcoproxy.com/fcap and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

FIRST CAPITAL, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2014

12:00 Noon, Local Time

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 21, 2014

The Proxy Statement for the 2014 Annual Meeting of Shareholders is available at http://www.cfpproxy.com/4684. Also available on this website is the Company’s 2013 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the Company’s audited consolidated financial statements.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael L. Shireman and Carolyn E. Wallace, each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of First Capital, Inc. (“First Capital”) owned of record by the undersigned at the Annual Meeting of Shareholders, to be held on May 21, 2014, at 12:00 noon, local time, at 220 Federal Drive, N.W., Corydon, Indiana, and at any and all adjournments and postponements of the meeting, as designated below with respect to the matters set forth below and described in the Proxy Statement for the 2014 Annual Meeting of Shareholders and, in their discretion, for the election of a person to the Board of Directors if any nominee named below becomes unable to serve or for good cause will not serve and with respect to any other business that may properly come before the meeting. Any prior proxies or voting instructions are hereby revoked.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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